UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

Acadia Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50768	06-1376651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12830 El Camino Real, Suite 400
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 558-2871

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 9, 2025, Acadia Pharmaceuticals Inc. (the “Company”) announced that the U.S. Court of Appeals for the Federal Circuit (the “Court”) affirmed a decision issued by the U.S. District Court for the District of Delaware in the Company’s Pimavanserin I Cases (as that term is defined in the section titled “Legal Proceedings—Patent Infringement” in Note 9 to the unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 8, 2025), which decision confirmed the validity of the Company’s NUPLAZID® (pimavanserin) ’740 composition of matter patent. The affirmance came in the Company’s litigation against MSN Laboratories Private Ltd. and its affiliate MSN Pharmaceuticals, Inc.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words or expressions referencing future events, conditions or circumstances are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this Current Report. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Forward-looking statements contained in this Current Report include, but are not limited to, statements regarding the impact of the Court’s ruling on the Company’s business and the Company’s ability to defend itself in the future. Many factors may cause differences between current expectations and actual results, including the impacts of geopolitical and macroeconomic developments; the Company’s ability to maintain, protect and enhance its intellectual property; the outcome of other existing and potential future lawsuits challenging the Company’s intellectual property; and the Company’s ability to continue to stay in compliance with applicable laws and regulations. Other factors that may cause actual results to differ from those expressed or implied in the forward-looking statements in this Current Report are discussed in the Company’s filings with the SEC, including the sections titled “Risk Factors” contained therein. Except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acadia Pharmaceuticals Inc.

Date: June 10, 2025	By:	/s/ Jennifer J. Rhodes
Jennifer J. Rhodes
Executive Vice President, Chief Legal Officer & Secretary